INVESTOR PRESENTATION THIRD QUARTER FISCAL YEAR 2021 © 2021 Matthews International Corporation. All Rights Reserved.

© 2021 Matthews International Corporation. All Rights Reserved. 2 DISCLAIMER Any forward-looking statements contained in this presentation are included pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks and uncertainties that may cause the Company’s actual results in future periods to be materially different from management’s expectations. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove correct. Factors that could cause the Company's results to differ materially from the results discussed in such forward-looking statements principally include changes in domestic or international economic conditions, changes in foreign currency exchange rates, changes in the cost of materials used in the manufacture of the Company's products, changes in mortality and cremation rates, changes in product demand or pricing as a result of consolidation in the industries in which the Company operates, changes in product demand or pricing as a result of domestic or international competitive pressures, ability to achieve cost-reduction objectives, unknown risks in connection with the Company's acquisitions, cybersecurity concerns, effectiveness of the Company's internal controls, compliance with domestic and foreign laws and regulations, technological factors beyond the Company's control, impact of pandemics or similar outbreaks, such as coronavirus disease 2019 ("COVID-19") or other disruptions to our industries, customers or supply chains, and other factors described in the Company’s Annual Report on Form 10-K and other periodic filings with the U.S. Securities and Exchange Commission (“SEC”). The information contained in this presentation, including any financial data, is made as of June 30, 2021 unless otherwise noted. The Company does not, and is not obligated to, update this information after the date of such information. Included in this report are measures of financial performance that are not defined by generally accepted accounting principles in the United States (“GAAP”). The Company uses non-GAAP financial measures to assist in comparing its performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect the Company’s core operations including acquisition costs, ERP integration costs, strategic initiative and other charges (which includes non-recurring charges related to operational initiatives and exit activities), stock-based compensation and the non-service portion of pension and postretirement expense. Management believes that presenting non-GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items that management believes do not directly reflect the Company’s core operations, (ii) permits investors to view performance using the same tools that management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provides investors with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained absent these disclosures. The Company believes that adjusted EBITDA provides relevant and useful information, which is used by the Company’s management in assessing the performance of its business. Adjusted EBITDA is defined by the Company as earnings before interest, income taxes, depreciation, amortization and certain non-cash and/or non-recurring items that do not contribute directly to management’s evaluation of its operating results. These items include stock-based compensation, the non-service portion of pension and postretirement expense, acquisition costs, ERP integration costs, and strategic initiatives and other charges. Adjusted EBITDA provides the Company with an understanding of earnings before the impact of investing and financing charges and income taxes, and the effects of certain acquisition and ERP integration costs, and items that do not reflect the ordinary earnings of the Company’s operations. This measure may be useful to an investor in evaluating operating performance. It is also useful as a financial measure for lenders and is used by the Company’s management to measure business performance. Adjusted EBITDA is not a measure of the Company's financial performance under GAAP and should not be considered as an alternative to net income or other performance measures derived in accordance with GAAP, or as an alternative to cash flow from operating activities as a measure of the Company's liquidity. The Company's definition of adjusted EBITDA may not be comparable to similarly titled measures used by other companies. The Company has also presented adjusted net income and adjusted earnings per share and believes each measure provides relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing the performance of its business. Adjusted net income and adjusted earnings per share provides the Company with an understanding of the results from the primary operations of our business by excluding the effects of certain acquisition and system-integration costs, and items that do not reflect the ordinary earnings of our operations. These measures provide management with insight into the earning value for shareholders excluding certain costs, not related to the Company’s primary operations. Likewise, these measures may be useful to an investor in evaluating the underlying operating performance of the Company’s business overall, as well as performance trends, on a consistent basis. The Company has also presented net debt and a net debt leverage ratio and believes each measure provides relevant and useful information, which is widely used by analysts and investors as well as by our management. These measures provide management with insight on the indebtedness of the Company, net of cash and cash equivalents and relative to adjusted EBITDA. These measures allow management, as well as analysts and investors, to assess the Company’s leverage.. Lastly, the Company has presented free cash flow and free cash flow yield as supplemental measures of cash flow that are not required by, or presented in accordance with, GAAP. Management believes that these measures provide relevant and useful information, which is widely used by analysts and investors as well as by our management. These measures provide management with insight on the cash generated by operations, excluding capital expenditures. These measures allows management, as well as analysts and investors, to assess the Company’s ability to pursue growth and investment opportunities designed to increase Shareholder value.

BUSINESS OVERVIEW © 2021 Matthews International Corporation. All Rights Reserved.

© 2021 Matthews International Corporation. All Rights Reserved. 4 FOUNDED in 1850 • Marking Products • Printing Plates • Bronze Plaques ROOTED IN IDENTIFICATION PRODUCTS TODAY • Industrial Technologies • SGK Brand Solution • Memorialization

© 2021 Matthews International Corporation. All Rights Reserved. 5 Fiscal 2020 SEGMENT SALES (% of Total ) SGK Brand Solutions 46% Industrial Technologies 10% Memorialization 44%

© 2021 Matthews International Corporation. All Rights Reserved. GLOBAL PRODUCTS AND SERVICES SALES ACROSS DIVERSE BUSINESSES (FY2020) 6 AMERICAS EUROPE ASIA- PACIFIC / OTHER ~11,000 EMPLOYEES | 6 CONTINENTS | OVER 25 COUNTRIES NASDAQ LISTED – 31.6M Shares outstanding as of June 30, 2021 70% 26% 4%

© 2021 Matthews International Corporation. All Rights Reserved.

© 2021 Matthews International Corporation. All Rights Reserved. 8 PRINTED PACKAGING SKU’s BRAND CREATIVE & DESIGN BRAND ASSETS, CLIENT & LEGAL INPUTS PACKAGING LAYOUT, PRODUCTION ART & COLOR SEPARATION COLOR CONTROL & PRINT TOOLING CORE PACKAGING SERVICES

© 2021 Matthews International Corporation. All Rights Reserved. • Saueressig is leading global designer and supplier of rotary tools for non-woven materials: ◦ Printing ◦ Texturing ◦ Converting • Growth opportunities in purpose-built equipment and engineered solutions for energy storage and other applications 9 TOOLING EXPERTISE TAKING IDEAS TO FINISHED PRODUCTS

© 2021 Matthews International Corporation. All Rights Reserved. SGK BRAND SOLUTIONS FOOD/BEVERAGE CLIENTS GLOBAL PHARMA / HEALTHCARE CLIENTS GLOBAL RETAILER CLIENTS OTHER LEADING BRANDS 10 SERVICING GLOBAL AND REGIONAL CLIENTS • Longstanding relationships with a large, blue chip customer base consisting of many Fortune 100 and Fortune 500 companies • "Strategic" relationships rather than "vendor" relationships – more valued client engagement • Critical service provider in marketing execution of top worldwide brands, particularly where global consistency is highly valued

© 2021 Matthews International Corporation. All Rights Reserved.© 2021 Matthews International Corporation. All Rights Reserved.

© 2021 Matthews International Corporation. All Rights Reserved. PRODUCTS Cemetery Products Bronze Memorials - #1 Granite Memorials - #1 North America, Italy, Australia 12 Funeral Home Products Caskets - #2 United States Cremation and Incineration Equipment Cremation Equipment - #1 Global Market Position (U.S.) Core Geographies

© 2021 Matthews International Corporation. All Rights Reserved. 13 STABILITY IN MEMORIALIZATION Sales of Cremation Products Cremation related sales continue to grow with cremation trend** ** Includes incineration products. * * *Company 2020 estimates. Data compiled from CDC, US Census Bureau, Industry reports and internal projections. 2020 increase significantly impacted by the COVID-19 pandemic. Casketed Deaths vs. Total Deaths* Relatively stable demand driven by predictable trends: increased deaths and rising cremation rates FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 $0M $20M $40M $60M $80M $100M $120M Casketed Deaths* Total Deaths* 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 20 25 20 26 20 27 20 28 20 29 20 30 20 31 20 32 20 33 20 34 20 35 20 36 0 500,000 1,000,000 1,500,000 2,000,000 2,500,000 3,000,000 3,500,000 4,000,000

© 2021 Matthews International Corporation. All Rights Reserved.© 2021 Matthews International Corporation. All Rights Reserved.

© 2021 Matthews International Corporation. All Rights Reserved. Source: Technavio Report (May 2017) 15 PRODUCT IDENTIFICATION New Technology Improved Reliability + 75% lower cost of ownership + Reduced downtime Continuous Inkjet 46% Laser 15% Print & Apply 11% Drop on Demand 28% New Market Opportunity Limited Offering Matthews A Market Leader

© 2021 Matthews International Corporation. All Rights Reserved. 16 Autonomous Vehicle Navigation The market looks to Matthews as a trail blazer for applying robotics in fulfillment and distribution applications. Industrial’s Pyramid unit introduced a new warehouse execution solution, Continuous Intelligent Operations to enhance automated distribution operations — from receiving to shipping. Multiple integrated distribution and fulfillment systems (including laser- based identification and dimensioning technologies) communicate in a warehouse to identify and route items and parcels through the facility and out to a customer. Industrial’s Pick-to-Light Systems utilizing light indicators for sorting and control of merchandise. WAREHOUSE AUTOMATION AND APPLIED TECHNOLOGIES

© 2021 Matthews International Corporation. All Rights Reserved. 17 ESG LEADERSHIP BRINGING ENVIRONMENTALLY RESPONSIBLE SOLUTIONS TO THE MARKETPLACE • Provider of Energy storage solutions including battery production technology for electric vehicles • Waste-to-Energy solutions with projects in UK and Europe SUSTAINABILITY IMPROVEMENT PROJECTS • Solid waste reduction with 80% reduction in hazardous waste since 2017 • Converting site lighting to LED reducing lighting energy use by 53% • Ongoing sustainability projects to reduce solid waste, water usage, electrical usage and emissions SOCIALLY RESPONSIBLE EMPLOYMENT ENVIRONMENT • Committed to a culture of diversity and inclusion • Safe work environment with TRR and DART rates below industry averages • Committed to being a good neighbor in our communities OUR COMMITMENT TO BUILDING A BETTER WORLD

© 2021 Matthews International Corporation. All Rights Reserved.

© 2021 Matthews International Corporation. All Rights Reserved. 19 DEBT REDUCTION • Continued reduction in Net Debt Leverage Ratio(1), targeting 3X or less ORGANIC • Leverage existing capability in new markets and geographic regions • Cost structure improvements • New product development ACQUISITIONS • Support business strategic plans; fill product / geographic gaps • Achieve long-term annual return (EBITDA) on invested capital of at least 14% SHARE REPURCHASES • Opportunistic repurchase in periods of excess cash flow • Authorization of 0.3 million shares at 6/30/2021; Additional 2.5 million shares authorized in July 2021 VALUE CREATION Note: See Disclaimer (Page 2) for Management’s assessment of supplemental information related to non-GAAP net debt leverage ratio. (1) Non-GAAP net debt leverage ratio is defined as outstanding debt (net of cash) relative to adjusted EBITDA . See reconciliation at Appendix D.

© 2021 Matthews International Corporation. All Rights Reserved. 20 CONSOLIDATED RESULTS (Dollars in thousands, except per share data) Fiscal Year Ended September 30, Year to Date June 30, 2018 2019 2020 2020 2021 (unaudited) (unaudited) Consolidated Sales $ 1,602,580 $ 1,537,276 $ 1,498,306 $ 1,099,166 $ 1,232,191 Net Income (Loss) Attributable to Matthews $ 107,371 $ (37,988) $ (87,155) $ (94,561) $ 6,586 Total Adjusted EBITDA(1) $ 255,114 $ 220,872 $ 203,080 $ 139,024 $ 175,718 Diluted E(L)PS $ 3.37 $ (1.21) $ (2.79) $ (3.04) $ 0.21 Non-GAAP Adjusted EPS(2) $ 3.96 $ 3.31 $ 3.01 $ 1.90 $ 2.48 Note: See Disclaimer (Page 2) for Management’s assessment of supplemental information related to total adjusted EBITDA and non-GAAP adjusted EPS. (1) Total adjusted EBITDA is defined by the Company as earnings before interest, income taxes, depreciation, amortization and certain non-cash and/or non-recurring items that do not contribute directly to management's evaluation of its operating results. See reconciliation at Appendix A. (2) Non-GAAP adjusted EPS reflects certain adjustments to facilitate comparability and excludes intangible amortization and the non-service cost portion of pension/post-retirement expense. See reconciliation at Appendix B.

© 2021 Matthews International Corporation. All Rights Reserved. 21 SEGMENT OPERATING RESULTS (Dollars in thousands) Fiscal Year Ended September 30, Year to Date June 30, 2018 2019 2020 2020 2021 Sales: (unaudited) (unaudited) SGK Brand Solutions $ 805,274 $ 743,869 $ 693,093 $ 513,515 $ 538,879 Memorialization 631,392 636,892 656,035 478,342 573,068 Industrial Technologies 165,914 156,515 149,178 107,309 120,244 Consolidated Sales $ 1,602,580 $ 1,537,276 $ 1,498,306 $ 1,099,166 $ 1,232,191 Adjusted EBITDA: SGK Brand Solutions $ 150,233 $ 119,493 $ 90,644 $ 61,808 $ 75,426 Memorialization 145,487 134,286 146,285 103,020 132,080 Industrial Technologies 25,864 24,082 22,753 15,205 15,242 Corporate and Non-Operating (66,470) (56,989) (56,602) (41,009) (47,030) Total Adjusted EBITDA(1) $ 255,114 $ 220,872 $ 203,080 $ 139,024 $ 175,718 Note: See Disclaimer (Page 2) for Management’s assessment of supplemental information related to total adjusted EBITDA. (1) Total adjusted EBITDA is defined by the Company as earnings before interest, income taxes, depreciation, amortization and certain non-cash and/or non-recurring items that do not contribute directly to management's evaluation of its operating results. See reconciliation at Appendix A.

© 2021 Matthews International Corporation. All Rights Reserved. 22 FREE CASH FLOW YIELD (Dollars in thousands) Fiscal Year Ended September 30, 2018 2019 2020 Cash Provided from Operating Activities $ 147,574 $ 131,083 $ 180,447 Less: Capital Expenditures (43,200) (37,688) (34,849) Free Cash Flow $ 104,374 $ 93,395 $ 145,598 Market Capitalization 1,608,551 1,109,112 710,860 Free Cash Flow Yield 6.49% 8.42% 20.48 % Free Cash Flow Yield (based on 6/30/2021 Market Capitalization) 12.81 % Note: See Disclaimer (Page 2) for Management’s assessment of supplemental information related to free cash flow and free cash flow yield.

© 2021 Matthews International Corporation. All Rights Reserved. 23 EARNINGS PER SHARE (EPS) Note: See Disclaimer (Page 2) for Management’s assessment of supplemental information related to non-GAAP adjusted EPS. (1) Non-GAAP adjusted EPS reflects certain adjustments to facilitate comparability and excludes intangible amortization and the non-service cost portion of pension/post-retirement expense. See reconciliation at Appendix B. (1)Diluted E(L)PS $2.03 $2.28 $3.37 $-1.21 $-2.79 2016 2017 2018 2019 2020 $-4.00 $-2.00 $0.00 $2.00 $4.00 Non-GAAP Adjusted EPS $3.38 $3.60 $3.96 $3.31 $3.01 2016 2017 2018 2019 2020 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00

© 2021 Matthews International Corporation. All Rights Reserved. 24 SALES AND TOTAL ADJUSTED EBITDA Note: See Disclaimer (Page 2) for Management’s assessment of supplemental information related to total adjusted EBITDA. (1) Total adjusted EBITDA is defined by the Company as earnings before interest, income taxes, depreciation, amortization and certain non-cash and/or non-recurring items that do not contribute directly to management's evaluation of its operating results. See reconciliation at Appendix A. (1) (Dollars in millions) Consolidated Sales $1,480.5 $1,515.6 $1,602.6 $1,537.3 $1,498.3 2016 2017 2018 2019 2020 $0.0 $200.0 $400.0 $600.0 $800.0 $1,000.0 $1,200.0 $1,400.0 $1,600.0 $1,800.0 Total Adjusted EBITDA $239.6 $238.7 $255.1 $220.9 $203.1 2016 2017 2018 2019 2020 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 $300.0

CAPITAL ALLOCATION PRIORITIES

Debt Reduction

- Continued reduction in Net Debt Leverage Ratio* to 3.1
- Near-term focus of cash flow and continued debt reduction

Cash Dividend

- $0.21 per share quarterly for FY2020
- $0.215 per share for Q3 FY2021

Invest in Growth

- Capital investment of ~ 2.5% of revenue

Acquisitions

- Extend capabilities in existing businesses
- Geographic expansion

Share Repurchases

- Opportunistic repurchase in periods of excess cash flow
- 0.3 million shares authorized at 6/30/21
- 2.5 million additional shares authorized in July 2021



Total Debt and Net Debt*
(in millions)
$940.7
$905.4
$834.5
$793.2
$792.5
$746.3
09/30/19
09/30/20
06/30/21
Total Debt
Net Debt

See Appendix D for Net Debt and Net Debt Leverage Ratio reconciliations and Disclaimer (page 2) for Management's assessment of supplemental information related to net debt and net debt leverage ratio.

Matthews INTERNATIONAL
© 2021 Matthews International Corporation. All Rights Reserved.
25

© 2021 Matthews International Corporation. All Rights Reserved. 26 INSTITUTIONAL SHAREHOLDERS Shares June 30, 2021 BlackRock, Inc. 5,360,162 The Vanguard Group, Inc. 3,400,822 Dimensional Fund Advisors, L.P. 1,555,273 Aristotle Capital Boston, LLC 1,101,211 State Street Corporation 1,057,654 Gamco Investors, Inc. ET AL 1,049,657 Phoenix Holdings LTD. 1,021,203 Ameriprise Financial Inc. 803,173 Geode Capital Management, LLC 536,248 FMR, LLC 535,119 Top Ten Institutions 16,420,522 51.9 % of outstanding shares Remaining Institutions 9,428,439 Total Institutional Ownership 25,848,961 81.8 % of outstanding shares Note: Institutional share information obtained from Nasdaq as of August 18, 2021

APPENDICES © 2021 Matthews International Corporation. All Rights Reserved.

© 2021 Matthews International Corporation. All Rights Reserved. 28 COVID-19 IMPACTS MATTHEWS IS A CRITICAL SUPPLIER • Safeguarding our employees is top priority • Continuing operations as an essential supplier • Meeting demand with virtual information technology enabled environment – globally COMMERCIAL IMPACTS VARY • Memorialization: Casket volume declining as COVID subsides; cemetery memorial products improving • SGK Brand Solutions: Retail-based businesses beginning to improve; relatively stable sales from consumer-packaged goods • Industrial Technologies: Customer delays in warehouse automation, backlog remains strong; product identification orders improving CASH FLOW REMAINS STRONG • Continued ongoing debt reduction efforts • Strict cash management

© 2021 Matthews International Corporation. All Rights Reserved. 29 COMMON STOCK PRICE Note: Stock price obtained from NASDAQ for each respective month-end period. $30.73 $29.82 $38.08 $43.89 $48.97 $60.76 $62.25 $50.15 $35.39 $22.36 $35.96 9/30/2011 9/30/2012 9/30/2013 9/30/2014 9/30/2015 9/30/2016 9/30/2017 9/30/2018 9/30/2019 9/30/2020 6/30/2021 $0.00 $10.00 $20.00 $30.00 $40.00 $50.00 $60.00 $70.00

TOTAL ADJUSTED EBITDA

NON-GAAP RECONCILIATION (Unaudited)

APPENDIX A

(In thousands, except per share data)

	Fiscal Year Ended September 30, 2018	Fiscal Year Ended September 30, 2019	Fiscal Year Ended September 30, 2020	Year to Date June 30, 2020	Year to Date June 30, 2021
Net income (loss)	**$ 107,111**	**$ (38,889)**	**$ (87,652)**	**$ (95,052)**	**$ 6,526**
Income tax (benefit) provision	(9,118)	806	(18,685)	(22,672)	2,627
Income (loss) before income taxes	**97,993**	**(38,083)**	**(106,337)**	**(117,724)**	**9,153**
Net loss attributable to noncontrolling interests	260	901	497	491	60
Interest expense	37,427	40,962	34,885	26,935	21,709
Depreciation and amortization	76,974	90,793	119,058	88,418	97,919
Acquisition related items (1)	11,104	10,084	3,440	2,576	38
ERP integration costs (2)	10,864	7,508	2,296	2,160	477
Strategic initiatives and other charges: (3)					
Workforce reductions and related costs	1,067	5,061	9,232	4,425	10,644
Other cost-reduction initiatives	4,013	9,176	25,718	20,951	12,339
Legal matter reserve (4)	—	—	10,566	10,566	—
Non-recurring / incremental coronavirus disease 2019 ("COVID-19") costs (5)	—	—	3,908	2,534	4,689
Goodwill write-down (6)	—	77,572	90,408	90,408	—
Net realized (gain) loss on divestitures and asset dispositions:					
Loss (gain) on sale of ownership interests in subsidiaries (7)	—	6,469	(11,208)	(11,208)	—
Realized (gain) loss on cost method investments (8)	(3,771)	4,731	—	—	—
Net gains from the sale of buildings and vacant properties (9)	—	(7,347)	—	—	—
Joint Venture depreciation, amortization, interest expense and other charges (10)	—	1,514	4,732	4,732	—
Stock-based compensation	13,460	7,729	8,096	7,078	12,960
Non-service pension and postretirement expense (11)	5,723	3,802	7,789	6,682	5,730
Total Adjusted EBITDA	**$ 255,114**	**$ 220,872**	**$ 203,080**	**$ 139,024**	**$ 175,718**

(1) Includes certain non-recurring items associated with recent acquisition activities.

(2) Represents costs associated with global ERP system integration efforts.

(3) Includes certain non-recurring costs associated with productivity and cost-reduction initiatives intended to result in improved operating performance, profitability and working capital levels.

(4) Represents a reserve established for a legal matter involving a letter of credit for a customer in Saudi Arabia within the Memorialization segment.

(5) Includes certain non-recurring direct incremental costs (such as costs for purchases of computer peripherals and devices to facilitate working-from-home, additional personal protective equipment and cleaning supplies and services, etc.) incurred in response to COVID-19. This amount does not include the impact of any lost sales or underutilization due to COVID-19.

(6) Represents the goodwill write-down for two reporting units within the SGK Brand Solutions segment.

(7) Represents the loss (gain) on the sale of ownership interests in subsidiaries within the Memorialization segment.

(8) Includes gains/losses related to cost-method investments, and related assets, within the SGK Brand Solutions and Memorialization segments

(9) Includes gains/losses related to significant building and vacant property transactions across all segments.

(10) Represents the Company's portion of depreciation, intangible amortization, interest expense, and other non-recurring charges incurred by non-consolidated subsidiaries accounted for as equity-method investments within the Memorialization segment.

(11) Non-service pension and postretirement expense includes interest cost, expected return on plan assets, amortization of actuarial gains and losses, and curtailment gains and losses. These benefit cost components are excluded from adjusted EBITDA since they are primarily influenced by external market conditions that impact investment returns and interest (discount) rates. Curtailment gains and losses are excluded from adjusted EBITDA since they generally result from certain non-recurring events, such as plan amendments to modify future benefits. The service cost and prior service cost components of pension and postretirement expense are included in the calculation of adjusted EBITDA, since they are considered to be a better reflection of the ongoing service-related costs of providing these benefits. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.

** See Disclaimer (page 2) for Management's assessment of supplemental information related to adjusted EBITDA.*

Matthews INTERNATIONAL
© 2021 Matthews International Corporation. All Rights Reserved.
30

ADJUSTED NET INCOME AND EARNINGS PER SHARE

NON-GAAP RECONCILIATION (Unaudited)

APPENDIX B

(In thousands, except per share data)

	Fiscal Year Ended September 30,						Year to Date June 30,			
	2018		2019		2020		2020		2021	
				per share		per share		per share		per share
Net income (loss) attributable to Matthews	**$ 107,371**	**$ 3.37**	**$ (37,988)**	**$ (1.21)**	**$ (87,155)**	**$ (2.79)**	**$ (94,561)**	**$ (3.04)**	**$ 6,586**	**$ 0.21**
Acquisition related items [1]	8,267	0.26	7,764	0.25	2,580	0.08	1,932	0.06	28	—
ERP integration costs [2]	8,039	0.25	5,781	0.18	1,721	0.06	1,620	0.05	353	0.01
Strategic initiatives and other charges: [3]										
Workforce reductions and related costs	789	0.03	3,897	0.12	6,924	0.22	3,319	0.11	10,025	0.31
Other cost-reduction initiatives	2,970	0.10	7,301	0.24	19,424	0.62	15,848	0.52	9,685	0.30
Legal matter reserve [4]	—	—	—	—	7,924	0.25	7,924	0.25	—	—
Non-recurring / incremental COVID-19 costs [5]	—	—	—	—	2,931	0.09	1,900	0.06	3,559	0.11
Goodwill write-down [6]	—	—	76,316	2.42	81,861	2.63	81,861	2.63	—	—
Net realized (gains) losses on divestitures and asset dispositions [7]	(2,791)	(0.09)	3,232	0.10	(8,406)	(0.27)	(8,406)	(0.27)	—	—
Joint Venture amortization and other charges [8]	—	—	266	0.01	2,433	0.08	2,433	0.08	—	—
Non-service pension and postretirement expense [9]	4,235	0.13	2,927	0.09	5,842	0.19	5,012	0.16	4,239	0.13
Amortization	23,356	0.73	35,232	1.12	53,636	1.72	40,229	1.29	45,281	1.41
Tax-related [10]	(25,967)	(0.82)	(300)	(0.01)	4,175	0.13	—	—	—	—
Adjusted net income	**$ 126,269**	**$ 3.96**	**$ 104,428**	**$ 3.31**	**$ 93,890**	**$ 3.01**	**$ 59,111**	**$ 1.90**	**$ 79,756**	**$ 2.48**

Note: Adjustments to net income for non-GAAP reconciling items were calculated using an income tax rate of 26% for the nine months ended June 30, 2021, 25% for the nine months ended June 30, 2020, and 25.0%, 23.0%, and 26.0% for the fiscal years ended September 30, 2020, 2019, and 2018, respectively.

[1] Includes certain non-recurring items associated with recent acquisition activities.

[2] Represents costs associated with global ERP system integration efforts.

[3] Includes certain non-recurring costs associated with productivity and cost-reduction initiatives intended to result in improved operating performance, profitability and working capital levels.

[4] Represents a reserve established for a legal matter involving a customer in Saudi Arabia within the Memorialization segment.

[5] Includes certain non-recurring direct incremental costs (such as costs for purchases of computer peripherals and devices to facilitate working-from-home, additional personal protective equipment and cleaning supplies and services, etc.) incurred in response to COVID-19. This amount does not include the impact of any lost sales or underutilization due to COVID-19.

[6] Represents the goodwill write-down for two reporting units within the SGK Brand Solutions segment.

[7] Includes gains/losses related to the sale of ownership interests in subsidiaries within the Memorialization segment, gains/losses related to cost-method investments, and related assets, within the SGK Brand Solutions and Memorialization segments, and gains/losses related to significant building and vacant property transactions across all segments.

[8] Represents the Company's portion of intangible amortization and other non-recurring charges incurred by non-consolidated subsidiaries accounted for as equity-method investments within the Memorialization segment.

[9] Non-service pension and postretirement expense includes interest cost, expected return on plan assets, amortization of actuarial gains and losses, and curtailment gains and losses. These benefit cost components are excluded from adjusted net income since they are primarily influenced by external market conditions that impact investment returns and interest (discount) rates. Curtailment gains and losses are excluded from adjusted net income since they generally result from certain non-recurring events, such as plan amendments to modify future benefits. The service cost and prior service cost components of pension and postretirement expense are included in the calculation of adjusted net income, since they are considered to be a better reflection of the ongoing service-related costs of providing these benefits. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.

[10] The tax-related adjustments in fiscal 2018 consisted of income tax regulation changes which included an estimated favorable tax benefit of approximately $37,800 for the reduction in the Company's net deferred tax liability principally reflecting the lower U.S. Federal tax rate, offset partially by an estimated repatriation transition tax charge and other charges of approximately $11,000, for the fiscal year ended September 30, 2018. Fiscal 2020 balance represents tax-related items incurred in connection with goodwill write-downs.

* *See Disclaimer (page 2) for Management's assessment of supplemental information related to adjusted net income and adjusted EPS.*

Matthews INTERNATIONAL

© 2021 Matthews International Corporation. All Rights Reserved.

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© 2021 Matthews International Corporation. All Rights Reserved. 32 APPENDIX C ADDITIONAL SEGMENT INFORMATION SUPPLEMENTAL ASSET DATA (Dollars in thousands) (unaudited) SGK Brand Solutions Memorialization Industrial Technologies Corporate and Non-Operating Total Fiscal 2020 Operating assets (1) $ 372,804 $ 256,946 $ 50,486 $ 26,838 $ 707,074 Intangible assets, net 522,114 456,224 120,548 — 1,098,886 Other 119,179 66,716 21,914 58,864 266,673 Total assets $ 1,014,097 $ 779,886 $ 192,948 $ 85,702 $ 2,072,633 Fiscal 2019 Operating assets (1) $ 397,544 $ 263,685 $ 53,133 $ 22,110 $ 736,472 Intangible assets, net 664,168 459,423 123,865 — 1,247,456 Other 44,564 107,269 14,535 40,307 206,675 Total assets $ 1,106,276 $ 830,377 $ 191,533 $ 62,417 $ 2,190,603 Fiscal 2018 Operating assets (1) $ 408,167 $ 265,352 $ 64,655 $ 26,515 $ 764,689 Intangible assets, net 785,155 479,450 128,199 — 1,392,804 Other 91,731 69,998 4,001 34,521 200,251 Total assets $ 1,285,053 $ 814,800 $ 196,855 $ 61,036 $ 2,357,744 (1) Operating assets include accounts receivable, inventories and property, plant and equipment.

© 2021 Matthews International Corporation. All Rights Reserved. * See Disclaimer (page 2) for Management’s assessment of supplemental information related to net debt and net debt leverage ratio. 33 (Dollars in thousands) Fiscal Year Ended September 30, June 30, (unaudited) 2018 2019 2020 2021 Long-term debt, current maturities $ 31,260 $ 42,503 $ 26,824 $ 4,994 Long-term debt 929,342 898,194 807,710 787,493 Total debt 960,602 940,697 834,534 792,487 Less: Cash and cash equivalents (41,572) (35,302) (41,334) (46,230) Net Debt $ 919,030 $ 905,395 $ 793,200 $ 746,257 LTM adjusted EBITDA $ 255,114 $ 220,872 $ 203,080 $ 239,774 Net Debt Leverage Ratio 3.6 4.1 3.9 3.1 NET DEBT AND NET DEBT LEVERAGE RATIO NON-GAAP RECONCILIATION (Unaudited) APPENDIX D

© 2021 Matthews International Corporation. All Rights Reserved.